UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Paladin Realty Income Properties, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PROXY STATEMENT AND NOTICE

OF

2010 ANNUAL STOCKHOLDERS MEETING

10880 Wilshire Boulevard, Suite 1400 Los Angeles, California 90024 April 30, 2010

To our Stockholders:

It is our pleasure to invite you to attend our 2010 Annual Meeting of Stockholders, or the 2010 Annual Meeting, which will be held on Friday, June 18, 2010, at our headquarters at 10880 Wilshire Boulevard, Suite 1400, Los Angeles, California 90024. The 2010 Annual Meeting will start at 10:00 a.m. local time.

The notice for the 2010 Annual Meeting, to which this proxy statement relates, includes a company proposal for the election of seven persons to serve on our board of directors until the 2011 Annual Meeting and until their successors are duly elected and qualify. We also plan to transact such other business as may properly come before the 2010 Annual Meeting and any adjournments or postponements thereof. Our board of directors has fixed the close of business on April 21, 2010 as the record date for the determination of stockholders entitled to notice of and to vote at the 2010 Annual Meeting or any adjournment or postponement thereof. If you will need special assistance at the 2010 Annual Meeting because of a disability, please contact Shiori Hojo at (310) 996-8736.

Please note that you will need to show that you are a stockholder of Paladin Realty Income Properties, Inc., or Paladin REIT, to attend the 2010 Annual Meeting. Your admission card is included with this proxy statement, and you will need to bring that card with you to the 2010 Annual Meeting, together with valid picture identification. If your shares are held in the name of your broker or another nominee, or if you received your proxy materials electronically, then you also will need to bring evidence of your stock ownership, such as your most recent brokerage account statement, in addition to valid picture identification. You will be able to attend the 2010 Annual Meeting only if you have either an admission card or proof that you own Paladin REIT stock.

Whether or not you plan to attend our 2010 Annual Meeting, you can make certain that your shares are represented at the meeting by promptly voting by proxy (1) via the internet; (2) by telephone or (3) by mail, using the enclosed proxy card.

Thank you for your support.

Sincerely,
/s/ Whitney Greaves
Whitney Greaves
President and Chief Executive Officer

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

COMPANY:	Paladin Realty Income Properties, Inc., or Paladin REIT, a Maryland corporation

TIME:	10:00 a.m. local time on Friday, June 18, 2010

PLACE:	10880 Wilshire Boulevard, Suite 1400 Los Angeles, California 90024

ITEMS OF BUSINESS:

(1) To consider and vote upon the election as directors of the seven nominees named in the proxy statement; and

(2) To transact such other business properly coming before the 2010 Annual Meeting or any adjournment or postponement thereof.

WHO CAN VOTE:	You can vote if you were a holder of record of our common stock, par value $.01 per share, as of the close of business on April 21, 2010, the record date.

ANNUAL REPORT:	A copy of our 2009 Annual Report on Form 10-K is enclosed.

DATE OF MAILING:	This notice and the accompanying proxy statement are first being mailed to stockholders on or about Friday, April 30, 2010.

PROXY VOTING:	Your vote is very important. Whether or not you plan to attend our 2010 Annual Meeting, you can make certain that your shares are represented at the 2010 Annual Meeting by promptly submitting your vote by proxy. You have the following three options for submitting your votes by proxy: (1) via the internet; (2) by telephone; or (3) by mail, using the enclosed proxy card. For specific instructions on how to vote your shares, please refer to the instructions on the proxy card.

By Order of the Board of Directors

/s/ Michael B. Lenard

Michael B. Lenard
Executive Vice President, Secretary and Counselor

NOTICE OF INTERNET AVAILABILITY: Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 18, 2010.

The proxy statement and annual report to stockholders are available at www.paladinreit.net.

i

ABOUT THE MEETING

What am I voting on?

You will be considering and voting on the following:

•	The election as directors of the seven nominees named in this proxy statement; and

•	The transaction of such other business as may properly come before the 2010 Annual Meeting or any adjournment or postponement thereof.

No cumulative voting is authorized, and dissenters’ rights are not applicable to the matters being voted upon.

Who is entitled to vote?

You may vote on each matter properly brought before the 2010 Annual Meeting if you owned our common stock, par value $.01 per share, as of the close of business on April 21, 2010, the record date. Each share of common stock is entitled to one vote, including whole shares purchased through our distribution reinvestment plan. As of April 21, 2010, we had 4,698,334 shares of common stock outstanding and entitled to vote.

How do I vote if I do not plan to attend the 2010 Annual Meeting?

Whether or not you plan to attend the 2010 Annual Meeting, you can arrange for your shares to be voted at the 2010 Annual Meeting by proxy.

You have three options for voting by proxy:

•	via the internet at www.proxyvoting.com/prip;

•	by telephone, by calling (800) 213-6370; or

•	by mail, by completing, signing and returning the enclosed proxy card in the preaddressed envelope provided to you;

For those stockholders with internet access, we encourage you to vote via the internet, since it is quick, convenient and provides a cost savings to us. When you vote via the internet or by telephone prior to the 2010 Annual Meeting, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. For further instructions on voting, see the enclosed proxy card.

Can I vote in person at the 2010 Annual Meeting?

You may vote your shares at the 2010 Annual Meeting if you attend in person and the shares are registered in your name. If your shares are held in the name of your broker or another nominee, you may not vote the shares at the 2010 Annual Meeting unless you obtain a signed proxy from the record holder. Even if you plan to attend the 2010 Annual Meeting, we encourage you to vote your shares by proxy (1) via the internet; (2) by telephone; or (3) by mail, using the enclosed proxy card.

Will my shares be voted if I do not vote by proxy?

If your shares are registered in your name and you do not vote by proxy or vote in person at the meeting, your shares will not be voted and will not count for purposes of determining whether a quorum is present.

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares. Brokerage firms have authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. However, the election of directors is not considered a routine matter.

If you do not provide voting instructions to your brokerage firm, then the brokerage firm will leave your shares unvoted. We encourage you to provide instructions to your brokerage firm by signing and returning your proxy card. This ensures your shares will be voted at the 2010 Annual Meeting.

Can I change my vote?

You have the right to change your vote at any time before the polls close at the 2010 Annual Meeting by:

(1)	providing a written notice to Michael B. Lenard, Executive Vice President, Secretary and Counselor, revoking your proxy;

(2)	voting in person at the 2010 Annual Meeting;

(3	recasting your proxy vote via the internet or by telephone; or

(4)	properly signing another proxy card with a later date and returning it to us prior to the 2010 Annual Meeting.

Only the most recent proxy vote will be counted and all others will be discarded regardless of the method of voting.

ABOUT THE MEETING

What if I return my proxy card but do not provide voting instructions?

Proxies that are signed and returned, but do not contain instructions, will be voted “For” the election of the director nominees named on pages 5—7 of this proxy statement.

How can I attend the 2010 Annual Meeting?

The 2010 Annual Meeting is open to all holders of our common stock as of the record date. To attend the 2010 Annual Meeting, you will need to bring evidence of your stock ownership as of the record date. Your admission card is included with this proxy statement, and you will need to bring it with you to the 2010 Annual Meeting, together with valid picture identification. If your shares are held in the name of your broker, you also will need to bring evidence of your stock ownership as of the record date, such as your most recent brokerage account statement, in addition to valid picture identification.

May stockholders ask questions at the 2010 Annual Meeting?

Yes. Representatives of Paladin REIT will answer stockholders’ questions of general interest at the end of the 2010 Annual Meeting. In order to give a greater number of stockholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted.

How many votes must be present to hold the 2010 Annual Meeting?

Your shares are counted as present at the 2010 Annual Meeting if you attend the 2010 Annual Meeting in person or vote by proxy. In order for us to conduct our meeting, a majority of our outstanding shares of common stock as of April 21, 2010 must be present in person or by proxy at the 2010 Annual Meeting. This is referred to as a quorum.

How many votes are needed to elect directors?

Each nominee must receive the “For” vote from a majority of the shares entitled to vote which are represented at the 2010 Annual Meeting in order to be elected. A vote marked “Withhold Authority” for a nominee will have the same effect as a vote against that nominee. Abstentions and broker non-votes will also have the effect of votes against the nominees.

Can my shares be voted on matters other than those described in this proxy statement?

Yes. We have not received proper notice of, and are not aware of, any business to be transacted at the 2010 Annual Meeting other than as indicated in this proxy statement. However, if any other item or proposal properly comes before the 2010 Annual Meeting, then the proxies received will be voted on those matters in accordance with the discretion of the proxy holders.

BOARD OF DIRECTORS INFORMATION

What is the makeup of the board of directors and how often are members elected?

Our board of directors currently has seven members, all seven of whom are up for re-election at the 2010 Annual Meeting. Each director stands for election each year. Although our shares are not listed on the New York Stock Exchange, or the NYSE, or any other national securities exchange, our board of directors has determined that the following members of our board of directors are independent under the NYSE rules: Harold H. Greene, Harvey Lenkin, Michael L. Meyer and Christopher H. Volk. In addition, we have determined that these directors are independent pursuant to the definition of independence in our charter, which is based on the definition included in the North American Securities Administrators Association, Inc.’s Statement of Policy Regarding Real Estate Investment Trusts, as revised and adopted on May 7, 2007, which we refer to as the NASAA Guidelines. Our charter is available on our website at www.paladinREIT.com.

What are the qualifications of the directors nominated to serve on the board of directors?

Our board of directors is comprised of individuals with diverse experience at policy-making levels in a variety of real estate businesses in areas that are relevant to our activities. Each director was nominated on the basis of the unique experience, qualifications, attributes and skills that he brings to the board, as well as how those factors blend with those of the others on the board as a whole. On an individual basis:

•

James R. Worms has served as a member of our board of directors for the last six years and as our former President and Chief Executive Officer for five years. He brings insight into all aspects of our business due to both his current role and his history with us. The knowledge of our business and his experience managing real estate investment and advisory transactions totaling billions of dollars are assets to our board of directors.

•

Michael B. Lenard has served as a member of our board of directors and as our Executive Vice President, Secretary and Counselor for the last six years. This experience and his former legal practice’s emphasis on private investment funds, international joint ventures and other private and closely held transactions and structures provide our board of directors with insight into legal issues we may face.

•

John A. Gerson has served as a member of our board of directors and as our Chief Financial Officer for the last six years and has extensive knowledge of our financial position. With this knowledge and his experience as a former chief financial officer for a major management buyout firm with more than $10 billion in invested equity capital, Mr. Gerson provides our board of directors with essential information that enables a better understanding of the business and financial risks facing us.

•

Harold H. Greene has served as a member of our board of directors for the last six years and is a 40-year veteran of the commercial and residential real estate lending industry. He brings both knowledge of the lending industry and experience with real estate portfolio management to our board of directors. In addition, he offers the experience gained by serving as a director and member of the audit, compensation and nominating and corporate governance committees for a builder of new luxury and single family homes.

•

Harvey Lenkin has served as a member of our board of directors for the last six years. He brings both management and industry experience as a current director and the former president and chief operating officer of a listed REIT that acquires, develops, owns and operates storage facilities and as a current director of a listed REIT that acquires industrial, office, retail and flex properties. In addition, his service as a former member of the Board of Governors of the National Association of Real Estate Investment Trusts, Inc. brings valuable industry knowledge to our board of directors.

•

Michael L. Meyer has served as a member of our board of directors for the last six years. He brings to our board of directors knowledge of the real estate industry and community and over 30 years as a certified public accountant. He has extensive experience as a real estate investor and serves as chief executive officer for a company providing property acquisition, financing and management services and advice to real estate entites. In addition, his service as director for two non-listed REITs is integral to our board’s understanding of current trends in the industry.

•

Christopher H. Volk has served as a member of our board of directors for the last six years. He offers our board of directors REIT leadership experience previously having served as the president, chief executive officer and director of a company providing advisory services to a REIT and as an executive officer of two publicly listed REITs. This experience in the real estate industry assists us in evaluating our investments and investment strategies.

Are any directors not standing for re-election?

No. Each of the current members of our board of directors is standing for re-election.

What if a nominee is unwilling or unable to serve?

We currently expect that all nominees will be willing and able to serve as directors. If any nominee is unwilling or unable, proxies voted in favor of the original nominee will be voted for a substitute nominee nominated by the board of directors.

How often did the board meet in fiscal year 2009?

In fiscal year 2009, the board of directors met six times and acted by written consent one time. In fiscal year 2009, each director attended at least 75% of the meetings of the board and of the committees of which he was a member, except Messrs. Worms and Greene, each of whom attended approximately 66% of the meetings of the board and committees of which they were members.

Does Paladin REIT have a policy with regard to board members’ attendance at annual meetings?

Our directors may, but are not required to, attend our annual stockholders meeting. Messrs. Worms, Lenard, and Volk attended our 2009 Annual Meeting of Stockholders.

What is the board’s leadership structure and who is responsible for risk management?

We have separated the positions of Chief Executive Officer and Chairman of the Board since November 2008. We believe a separate Chief Executive Officer and Chairman is an important part of our overall commitment to the highest standards of corporate governance and believe that it allows our board of directors to effectively develop and oversee its business strategy and monitor risk. The separate positions also allow our board of directors to freely perform its management oversight function.

Our board of directors is responsible for the oversight of risk management of us. In each of its meetings, our board of directors receives reports from management regarding the main operational and financial risks we are facing and the steps that management is taking to address and mitigate such risks. In addition, the Audit Committee of our board of directors is charged with certain responsibilities relating to risk management, including a periodic review of risk assessment and risk management policies, periodic meetings with management to review major financial risk exposures and the steps taken to monitor and control such exposures and the establishment and oversight of a code of ethical conduct.

ELECTION OF DIRECTORS, DIRECTOR BIOGRAPHIES

(Item 1 on the proxy card)

Who are this year’s nominees?

The directors standing for re-election this year to hold office until the 2011 Annual Meeting of Stockholders and until their successors are elected and qualify are:

James R. Worms, age 64, has served as one of our directors since October 2003 and as Chairman since November 2008. He also served as our President and Chief Executive Officer from October 2003 to November 2008. Mr. Worms is also the President of Paladin Realty Advisors, LLC, which we refer to as Paladin Advisors, and the Chairman and Chief Executive Officer of Paladin Realty Partners, LLC, which we refer to as “Paladin Realty.” Paladin Realty is our sponsor and the managing member of Paladin Advisors.

Prior to joining the predecessor of Paladin Realty in 1995, Mr. Worms was a Managing Director of Salomon Brothers, where he co-managed the firm’s worldwide real estate investment banking activities. In this capacity, he was involved in real estate investment and advisory transactions totaling billions of dollars, including extensive experience in all types of commercial and residential real estate. Prior to joining Salomon Brothers, Mr. Worms was a principal at Eastdil Realty, Inc. where he directed Eastdil’s Western Region partnership investment operations. Before joining Eastdil, Mr. Worms worked as a Certified Public Accountant at Coopers & Lybrand. Mr. Worms served on the board of directors for MeriStar Hospitality Corporation, a publicly traded real estate investment trust focused on the lodging industry, from August 1998 until its acquisition by an affiliate of The Blackstone Group in May 2006. Mr. Worms has been a member of various industry organizations including the Pension Real Estate Association, the National Association of Real Estate Investment Trusts, the International Council of Shopping Centers and the Urban Land Institute.

Mr. Worms graduated from UCLA with a Bachelor’s degree in Economics and from The Anderson School of Management at UCLA with a masters degree in Business Administration. Mr. Worms also received a law degree from Hastings College of Law.

Michael B. Lenard, age 54, has served as our Executive Vice President, Secretary and Counselor

and also as one of our directors since October 2003. Mr. Lenard is also an Executive Vice President and Counselor of Paladin Advisors and a Senior Managing Director, Counselor and management committee member of Paladin Realty. He has been a member of various industry organizations, including the Urban Land Institute. Mr. Lenard is the Chairman of the Board of Directors of InPAR S.A., a Brazilian public company, which is a portfolio company of an investment fund managed by an affiliate of Paladin Realty.

Prior to joining the predecessor of Paladin Realty in 1993, Mr. Lenard was a partner in the international law firm of Latham & Watkins, working in its Corporate Department with a special emphasis on private investment funds, international joint ventures and other private and closely held transactions and structures.

Mr. Lenard has served in a variety of leadership positions in Olympic and international sports for over twenty years. He served for eight years as a Vice President of the United States Olympic Committee, or the “USOC,” and on the Board of Directors of the Atlanta Committee for the Olympic Games. More recently, he served as the Chair of the USOC’s Key Strategies Task Force and as the Special Advisor for Business Affairs to the USOC President. Currently, he is one of twenty worldwide members of the Swiss-based international body that oversees and operates the court that adjudicates Olympic and international sports disputes. A 1984 Olympian, in addition to other competitive honors and medals, Mr. Lenard was a seven time National Champion in Team Handball and Team Handball Athlete of the Year for 1985 and USOC SportsMan of the Year in Team Handball in 1985.

Mr. Lenard attended New York University Law School and University of Southern California Law School, and graduated from the latter with a Juris Doctor degree and was a member of the Order of the Coif and Law Review. He graduated with distinction from the University of Wisconsin with a Bachelor’s degree in Business Administration in both Accounting and Finance, where he was inducted into the Phi Kappa Phi and Beta Gamma Sigma national scholastic honor societies.

John A. Gerson, age 61, has served as our Chief Financial Officer and an Executive Vice President and also as one of our directors since February 2004. He is also an Executive Vice President and Chief Financial Officer of Paladin Advisors and Chief Financial Officer, a Senior Managing Director and a management committee member of Paladin Realty.

In addition, Mr. Gerson serves as a director on the board of directors of InPAR S.A., a Brazilian public company, which is a portfolio company of an investment fund managed by an affiliate of Paladin Realty.

Prior to joining Paladin Realty in 1999, Mr. Gerson was Chief Financial Officer of Kohlberg Kravis Roberts & Co., or KKR, a major management buyout firm with more than $10 billion in invested equity capital, from 1985 to 1996. He was responsible for KKR’s banking and financing needs, the firm’s reporting systems, senior liaison contact with investors and management of the firm’s treasury and general partners’ investments. From 1982 to 1985, he was Vice President and Deputy Controller of Societé Generale’s U.S. operations, directing all financial accounting and reporting systems of their U.S. business unit. From 1980 to 1982, he was Chief Financial Officer of Wells Fargo Bank International, a $500 million multi-branch international banking subsidiary of Wells Fargo International Bank. Mr. Gerson started his career as Assistant Controller and Assistant Vice President of Irving Leasing Corporation, an equipment leasing and financing subsidiary of Irving Trust Company, after serving as an audit supervisor for Peat, Marwick, Mitchell & Co.

Mr. Gerson is a trustee of Pace University and a member of the American Institute of Certified Public Accountants and the New York State and New Jersey Society of Certified Public Accountants. He graduated from Pace University with a Bachelor’s degree in Business Administration.

Harold H. Greene, age 71, has served as one of our directors since February 2004. Mr. Greene is a retired Managing Director of Commercial Real Estate for Bank of America, where he held responsibility for lending to commercial real estate developers in California, from 1998 to June 2001. Prior to joining Bank of America, Mr. Greene served from 1990 to 1998 as an Executive Vice President with Seafirst Bank, where he was responsible for real estate lending for the Northwest and for managing a real estate portfolio comprised of approximately $2 billion in assets. Mr. Greene is a director of William Lyon Homes, a builder of new luxury and single family home communities in California, Nevada and Arizona. He previously served as a director of Grubb & Ellis Company.

Mr. Greene graduated from UCLA with a Bachelor’s degree in Political Science. Mr. Greene has also studied at the Northwestern University Mortgage

Banking School and the Southwest Graduate School of Banking at Southern Methodist University.

Harvey Lenkin, age 74, has served as one of our directors since February 2004. Mr. Lenkin served as President and Chief Operating Officer and as a director of Public Storage, Inc., a real estate investment trust that primarily acquires, develops, owns and operates storage facilities, from November 1991 until his retirement on June 30, 2005. He continues to serve as a director of Public Storage, Inc. Mr. Lenkin was employed in various capacities by Public Storage, Inc. for 27 years. Since March 1998, Mr. Lenkin has been a director of PS Business Parks, Inc., an affiliate of Public Storage, Inc. that is a real estate investment trust that acquires primarily industrial, office, retail and flex properties. Mr. Lenkin was President of PS Business Parks, Inc. from 1990 until March of 1998. Mr. Lenkin has served as a member of the Board of Governors of the National Association of Real Estate Investment Trusts, Inc. Mr. Lenkin is a life trustee of Huntington Hospital in Pasadena, California. He previously served as a director of the Ronald McDonald House Charities of Southern California.

Mr. Lenkin graduated from UCLA with a Bachelor’s degree in Education.

Michael L. Meyer, age 71, has served as one of our directors since February 2004. Mr. Meyer is a private real estate investor and since October 1999 has been the Chief Executive Officer of Michael L. Meyer Company, which is a principal of and/or manager of real estate entities and provides those entities with property acquisition financing and management services and advice. Since June 2006, Mr. Meyer has also been a principal in AMG Realty Investors, LLC, a commercial and residential real estate investment company. From 1974 to 1998, Mr. Meyer was Managing Partner—Orange County with E&Y Kenneth Leventhal Real Estate Group of Ernst & Young LLP and its predecessor. Mr. Meyer is a director of City National Bank and City National Corporation. Mr. Meyer is also a director of KBS Strategic Opportunity REIT and KBS Legacy Partners Apartment REIT.

Mr. Meyer was inducted into the California Building Industry Foundation Hall of Fame in June of 1999 for outstanding achievements in the real estate industry and community. Mr. Meyer was also the recipient of the University of California Irvine Graduate School of Management Real Estate Program Lifetime Achievement Award. Mr. Meyer is a graduate of the University of Iowa.

Christopher H. Volk, age 53, has served as one of our directors since February 2004. Mr. Volk served until 2010 as President and Chief Executive Officer and a director of Spirit Finance Capital Management, LLC, a Scottsdale, Arizona-based company that provides advisory services for Spirit Finance Corporation, a real estate investment trust that specializes in providing financing for single tenant, operationally-essential real estate, which he co-founded in 2003. In August 2007, Spirit Finance Corporation was acquired through a merger with Redford Merger Co., which is owned by a consortium of investors including Macquarie Bank Limited, Kaupthing Bank, and other independent equity participants. From 2004 to August 2007, Spirit Finance Corporation was a listed company on the New York Stock Exchange. From 1986 until August 2001, Mr. Volk was President and Chief Operating Officer and a member of the board of directors of

Franchise Finance Corporation of America, a NYSE-listed real estate investment trust that focused on providing real estate financing to multi-unit operators of chain restaurants, convenience stores and automotive services and parts outlets, and from August 2001 to December 2002 served as Chief Operating Officer of its successor, GE Franchise Finance.

Mr. Volk has been widely published in areas of finance, credit analysis and evaluation and has frequently served as a guest lecturer and conference speaker. Mr. Volk graduated from Washington and Lee University with a Bachelor’s degree and from Georgia State University with a Masters degree in Business Administration.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION

OF EACH OF THESE DIRECTORS

EXECUTIVE OFFICER BIOGRAPHIES

Whitney A. Greaves, age 46, has served as our Chief Executive Officer and President since November 2008. Ms. Greaves also served as our Chief Operating Officer from May 2007 to November 2008. Ms. Greaves also serves as a Vice President of Paladin Advisors and a Managing Director of Paladin Realty.

Prior to joining Paladin Realty in 1995, Ms. Greaves was a First Vice President and Portfolio Manager for First Nationwide Bank in San Francisco. During her seven-year tenure with First Nationwide, her responsibilities included management and disposition of portfolios of non-performing loans and real estate assets. Ms. Greaves was also responsible for restructuring tax-exempt bond financings and credit enhancement facilities with the Federal Home Loan Bank and Fannie Mae, resolving complex construction and partnership litigation disputes and managing several environmental remediation projects. Ms. Greaves has been a member of various industry organizations including the Pension Real Estate Association and the Urban Land Institute.

Ms. Greaves graduated from the University of Redlands with a Bachelor’s degree in Economics and Political Science.

William K. Dunbar, age 50, has served as our Chief Investment Officer since May 2007. Mr. Dunbar is also a Vice President of Paladin Advisors and a Managing Director of Paladin Realty.

Prior to joining Paladin Realty in 1998, Mr. Dunbar was a Senior Vice President of Greystone Realty Corp., where he acquired residential and commercial real estate totaling several hundred million dollars, and originated and managed a joint venture development fund. Mr. Dunbar began his career as a Real Estate Loan Officer for Chemical Bank in New York. He has been a member of various industry organizations including the Pension Real Estate Association and the Urban Land Institute. Mr. Dunbar graduated from Cornell University with a Bachelor’s degree and from the J.L. Kellogg Graduate School of Management at Northwestern University with a Masters degree in Management.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under our 2005 Independent Director Incentive Stock Plan, as of December 31, 2009.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders:
Independent Director Incentive Stock Plan	12,000	$0	48,000
Equity compensation plans not approved by security holders:	N/A	N/A	N/A

Total	12,000	$0	48,000

(1)	On March 21, 2006, we granted 3,000 restricted shares of common stock to each of our four independent directors pursuant to our 2005 Independent Director Incentive Stock Plan. One-third of the independent director restricted stock vested on each of the first three anniversaries of December 2, 2005, the date that we reached our minimum offering.

EXECUTIVE COMPENSATION

We currently have no employees. Our day-to-day management functions are performed by Paladin Advisors and related affiliates. Our executive officers are all employees of Paladin Advisors and our sponsor, Paladin Realty. We do not pay any of these individuals for serving in their respective positions. See “Certain Relationships and Related Transactions” below for a discussion of fees paid to Paladin Advisors and other affiliated companies.

DIRECTOR COMPENSATION

The following table sets forth the compensation paid to our independent directors in 2009.

Name	Fees Earned or Paid in Cash ($)(1)	All Other Compensation	Total ($)
Harold H. Greene	34,000	N/A	34,000
Harvey Lenkin	37,500	N/A	37,500
Michael L. Meyer	36,000	N/A	36,000
Christopher H. Volk	34,500	N/A	34,500

(1)	The amounts shown in this column include cash payments for attendance at Board and committee meetings and annual cash retainers.

We pay our independent directors an annual fee of $30,000, and a fee of $2,000 for each board or committee meeting attended. If board members attend more than one meeting on any day, we will only pay such person $2,000 for all meetings attended on such day. We will also pay our independent directors a fee of $500 for each conference call they participate on pursuant to our request. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors. Our independent directors participate in the consideration of director compensation.

We have reserved 60,000 shares of common stock for stock grants to be granted to the independent directors pursuant to our 2005 Independent Director Incentive Stock Plan, which we refer to as the incentive stock plan. On March 21, 2006, we granted 3,000 restricted shares of common stock to each of our four independent directors pursuant to our incentive stock plan. One-third of the independent director restricted stock vested on each of the first three anniversaries of December 2, 2005, the date that we reached our minimum offering.

THE AUDIT COMMITTEE

GENERAL

The board of directors has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The Audit Committee’s responsibility is to assist the board of directors in fulfilling its oversight responsibilities by reviewing:

•	the integrity of our financial statements and other information to be provided to our stockholders;

•	our compliance with legal and regulatory requirements;

•	the independent accountant’s qualifications and independence;

•	the performance of our internal audit function, if applicable, and independent accountants; and

•	our system of disclosure controls and procedures and internal controls over financial reporting.

The Audit Committee is responsible for the selection, evaluation and, when necessary, replacement of our independent registered public accounting firm.

The Audit Committee is not professionally engaged in the practice of accounting or auditing. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

The Audit Committee acts under a written charter adopted by our board that sets forth the committee’s responsibilities and duties, as well as requirements for the committee’s composition and meetings. Under the Audit Committee charter, the Audit Committee will always be comprised solely of independent directors. The Audit Committee Charter was amended on March 17, 2009. The Audit Committee charter, as amended, is available on our website at www.paladinREIT.com.

Our board of directors has determined that each member of the Audit Committee is independent within the meaning of the applicable SEC rules. Even though our shares are not listed on the NYSE, our board of directors has also determined that all of the independent members of our board of directors are independent under the NYSE rules. The members of the Audit Committee are Michael L. Meyer, who is the Chair, Harold H. Greene, Harvey Lenkin and Christopher H. Volk. Our board of directors has determined that independent director Mr. Meyer is an “audit committee financial expert” within the meaning of applicable SEC rules. During 2009, the Audit Committee met four times.

INDEPENDENT AUDITORS

During the year ended December 31, 2009, KPMG LLP served as the Company’s independent registered public accounting firm. Representatives of KPMG LLP are expected to be present at the 2010 Annual Meeting, with the opportunity to make a statement if they choose to do so, and will be available to respond to appropriate questions from our stockholders.

PRE-APPROVAL POLICIES

Pursuant to its charter, the Audit Committee must pre-approve all audit and permissible non-audit services to be performed by the independent auditors and will not approve any services that are not permitted by SEC rules.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has reviewed and discussed the fees paid to KPMG LLP during fiscal year 2009 for audit and non-audit services, which are set forth below and has determined that the provision of the non-audit services are compatible with the firm’s independence.

Paladin REIT and/or Paladin Advisors incurred the following fees relating to services provided by KPMG LLP.

Services	2009	2008
Audit Fees(1)	$466,000	$409,000
Audit-Related Fees	—	—
Tax Fees(2)	68,500	63,300
All Other Fees	—	—

Total	$534,500	$472,300

(1)	Fees for audit services relating to our annual financial statements, quarterly reviews and financial statements included in our registration statements.

(2)	Fees related to tax compliance, advice and planning. Approximately $43,500 and $38,300 of these fees were related to tax compliance and $25,000 and $25,000 were related to tax consulting in connection with our acquisitions in 2009 and 2008, respectively.

AUDIT COMMITTEE REPORT

The Audit Committee acts under a written charter adopted by our board that sets forth the committee’s responsibilities and duties, as well as requirements for the committee’s composition and meetings. The Audit Committee reviews the financial reporting process on behalf of the board of directors. Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the 2009 audited financial statements with management, has been provided with management’s representation to the Audit Committee that our financial statements have been prepared in accordance with generally accepted accounting principles and has discussed with KPMG LLP the matters required to be discussed under PCAOB Standards and Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from KPMG LLP the written disclosures and the letter required by the applicable requirements of the PCAOB delineating all relationships between us and KPMG LLP, and the Audit Committee has discussed with KPMG LLP that firm’s independence.

Based upon and in reliance on the representations of and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the board of directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC.

This report has been furnished by the members of the Audit Committee:

Michael L. Meyer, Chairman

Harold H. Greene

Harvey Lenkin

Christopher H. Volk

CORPORATE GOVERNANCE COMMITTEE

Christopher H. Volk is the chairman and Harold H. Greene and Harvey Lenkin are members of our Corporate Governance Committee. We have posted the Corporate Governance Committee’s charter on our website at www.paladinREIT.com. Our board of directors has determined that each member of the Corporate Governance Committee is independent within the meaning of the applicable SEC rules. Even though our shares are not listed on the NYSE, our board of directors has determined that all of the independent members of our board of directors are independent under the NYSE rules.

The Corporate Governance Committee assists the board in fulfilling its corporate governance duties by providing:

•	oversight of board and committee composition and practices;

•	oversight of our corporate governance practices; and

•	developing and recommending other relevant policies and procedures.

The Corporate Governance Committee is responsible for:

•	reviewing the selection criteria for directors and the selection of nominees to serve as directors;

•	evaluating the performance of the board; and

•	developing, reviewing, evaluating and making recommendations to the board with respect to corporate governance issues.

Under our Corporate Governance Committee charter, the Corporate Governance Committee will always be comprised solely of independent directors. During 2009, the Corporate Governance Committee met one time.

The Corporate Governance Committee recommends criteria for evaluating persons to be nominated for election to our board of directors and its committees. Pursuant to our Second Articles of Amendment and Restatement, or our charter, nominees to our board of directors must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the types of assets to be acquired by us, and at least one independent director must have three years of direct experience in acquiring or managing the type of real estate assets to be acquired by us. The Corporate Governance Committee has not set additional specific criteria for directors but believes that candidates should show evidence of leadership in their particular field, have broad experience and the ability to exercise sound business judgment, possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of the stockholders. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the board for an extended period of time.

Although there is no formal policy with regard to the consideration of diversity in identifying director nominees, the Corporate Governance Committee has been mindful to compose our board of directors with individuals that are diverse both personally and professionally in areas that are relevant to our business. A diversity of backgrounds on our board of directors ensures that issues facing us are examined and addressed with the benefit of a broad array of perspectives and expertise. The Corporate Governance Committee also considers expertise and diversity characteristics appropriate for each committee when recommending committee assignments. The Corporate Governance Committee continues to look for opportunity to progress its diversity initiatives further.

The Corporate Governance Committee has not adopted a specific policy regarding the consideration of stockholder director nominees, but its general policy is to welcome future nominees recommended by stockholders. Stockholders who wish to recommend individuals for consideration by the Corporate Governance Committee to become nominees for election to our board of directors may do so by submitting a written recommendation to Paladin Realty Income Properties, Inc., Attention: Investor Relations, 10880 Wilshire Boulevard, Suite 1400, Los Angeles, California 90024. Submissions should be submitted in accordance with our bylaws and also include sufficient biographical information concerning the recommended individual, including age, five-year employment history with employer names and a description of the employer’s business, whether such individual can read and understand basic financial statements and board memberships (if any) for the Corporate Governance Committee to consider. The Corporate Governance Committee does not intend to alter the manner in which it evaluates nominees based on whether or not the nominee was recommended by a stockholder.

The Corporate Governance Committee’s process for selecting nominees begins with an evaluation of the performance of incumbent directors and a determination of whether our board of directors or its committees have specific unfulfilled needs. The Corporate Governance Committee then considers nominees identified by the Committee, other directors and our executive officers and stockholders, and in the future the Committee may engage a third party search firm to assist in identifying candidates. This consideration includes determining whether a candidate qualifies as “independent” under the various standards applicable to the board of directors and its committees.

The Corporate Governance Committee then selects nominees to recommend to our board of directors, which considers and makes the final selection of director nominees and directors to serve on its committees.

STOCK OWNERSHIP

The following table shows, as of April 21, 2010, the amount of our common stock beneficially owned (unless otherwise indicated) by (1) each of our directors, (2) each of our named executive officers and (3) all of our directors and executive officers as a group. As of April 21, 2010, there were no beneficial owners of more than 5% of our outstanding common stock. The percentages of common stock beneficially owned are based on 4,698,334 shares of our common stock outstanding as of April 21, 2010.

	Shares Beneficially Owned (1)
Name and Address of Beneficial Owner (2)	Number of Common Shares	Percentage of Class
John A. Gerson	—	—
Harold H. Greene (3)	3,857	*
Michael B. Lenard	—	—
Harvey Lenkin (3)	3,857	*
Michael L. Meyer (3)	3,857	*
Christopher H. Volk (3)	3,857	*
James R. Worms (4)	655	*
Whitney A. Greaves	—	—
William K. Dunbar	—	—
All directors and executive officers as a group (9 persons)	16,083	*

*	Represents beneficial ownership of less than 1.0% of the outstanding shares of our common stock.

(1)	Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities which that person has the right to acquire within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which he or she has no economic or pecuniary interest.

(2)	The address of each person listed is c/o Paladin Realty Income Properties, Inc., 10880 Wilshire Blvd., Suite 1400, Los Angeles, California 90024.

(3)	Includes 3,000 shares of restricted stock that were granted under our independent director incentive stock plan as of March 21, 2006, all of which have now vested.

(4)	Represents 655 shares of common stock owned directly by Paladin Realty Partners, LLC. James R. Worms, as President and Manager of Paladin Realty, may be deemed to be the beneficial owner of these shares of common stock.

GENERAL

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

We currently do not have a compensation committee of our board of directors because we do not plan to pay any compensation to our officers. Our independent directors participate in the consideration of independent director compensation.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Paladin Realty Advisors, LLC

Paladin Advisors is our advisor and, as such, supervises and manages our day-to-day operations and selects our real property investments and real estate related investments, subject to oversight by our board of directors. Paladin Advisors also provides marketing, sales and client services on our behalf. Paladin Advisors was formed on October 31, 2003 and is an affiliate of our sponsor, Paladin Realty. All of our officers and directors, other than our independent directors, are officers of Paladin Advisors and officers, limited partners and/or members of Paladin Realty and other affiliates of Paladin Advisors.

We pay Paladin Advisors the following pursuant to an advisory agreement:

•

We reimburse organization and offering expenses up to 3.0% of the gross proceeds from our primary offering (not to exceed actual expenses incurred by Paladin Advisors). These expenses include actual legal, accounting, printing and other accountable offering expenses, other than selling commissions and the dealer manager fee, including amounts to reimburse Paladin Advisors or Paladin Realty Securities, or Paladin Securities, our dealer manager, for marketing related costs and expenses, including but not limited to, expenses relating to registering and marketing and organization costs, travel and entertainment expenses, technology costs and expenses attributable to the offering, and payment or reimbursement of bona fide due diligence expenses. For the year ended December 31, 2009, we did not reimburse Paladin Advisors for organization and offering expenses. As of December 31, 2009, Paladin Advisors had paid $7,373,714 of organization and offering costs on our behalf.

•

We reimburse Paladin Advisors for the cost of administrative services, including personnel costs; provided, however, that no reimbursement shall be made for costs of such personnel to the extent that personnel are used in transactions for which Paladin Advisors receives a separate fee. For the year ended December 31, 2009, we did not reimburse Paladin Advisors for administrative services.

•

We reimburse Paladin Advisors for acquisition expenses incurred related to the selection, acquisition and development of real property investments and real estate related investments. For the year ended December 31, 2009, we did not reimburse Paladin Advisors for any acquisition expenses.

•

We pay Paladin Advisors acquisition fees consisting of 1.5% of (1) the purchase price of a real property acquired directly, (2) our allocable cost of real property acquired in a joint venture, or (3) the funds advanced in a real estate related investment, except that with respect to investments in and origination of loans, we will pay an origination fee to the advisor in the amount of 1.5% of the amount funded by us to acquire or originate loans in lieu of an acquisition fee. For the year ended December 31, 2009, we paid Paladin Advisors $298,116 in acquisition fees related to our investments.

•

Under our advisory agreement, we are required to pay Paladin Advisors an annual asset management fee that is payable monthly in an amount equal to one-twelfth of 0.6% of (1) the purchase price of real property acquired directly, (2) our allocable cost of real property acquired in a joint venture, or (3) the funds advanced in a real estate related investment. However, for each of our existing properties from the respective dates of acquisition through the period we own the properties, Paladin Advisors has elected to receive a monthly asset management fee equal to one-twelfth of 0.3% of our allocable cost of the real property acquired in the joint ventures. Paladin Advisors acknowledges that it has waived its right to receive any additional amounts due under the advisory agreement for such properties. Paladin Advisors receives this fee for supervising the management, leasing, development and construction services provided for our properties by third parties and for the management of real estate related investments. For the year ended December 31, 2009, we paid Paladin Advisors $330,123 in asset management fees.

General and Administrative Expenses

As of December 31, 2009, Paladin Advisors and its affiliates had incurred $2,619,390 in general and administrative expenses on our behalf.

2%/25% Rule

Pursuant to the advisory agreement, Paladin Advisors is entitled to reimbursement of actual expenses incurred for administrative and other services provided to us by Paladin Advisors and its affiliates for which they do not otherwise receive a fee. Paladin Advisors must reimburse us quarterly for any amounts we have paid to Paladin Advisors and its affiliates for the 12 months then ended, which we refer to as the Expense Period, to the extent such payments caused our operating expenses during such Expense Period to exceed the greater of (1) 2% of our average invested assets or (2) 25% of our net income, which we refer to as the 2%/25% Rule.

Our average invested assets for any period are equal to the average book value of our assets invested, directly or indirectly, in equity interests in, and loans secured by, real estate before reserves for depreciation or bad debts or other similar non-cash reserves computed by taking the average of such values at the end of each month during the period. Our net income for any period is equal to our total revenue less total expenses other than additions to reserves for depreciation, bad debts or other similar non-cash reserves for such period. Operating expenses include all costs and expenses incurred by us under generally accepted accounting principles (including the asset management fee), but excluding (i) organization and offering expenses, including selling commissions and dealer manager fees, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) acquisition fees and expenses (vi) real estate commissions, including the subordinated disposition fee, for the resale of property and other expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans, or other property, (vii) incentive fees, including distributions pursuant to Paladin Advisors’ subordinated participation interest in Paladin Realty Income Properties, L.P., or Paladin OP and (ix) distributions on listing or upon termination to be received by Paladin Advisors.

Paladin Advisors must reimburse the excess expenses to us within 60 days after the end of each fiscal quarter unless the independent directors determine that the excess expenses were justified based on unusual and nonrecurring factors which they deem sufficient. Within 60 days after the end of any Expense Period for which total operating expenses exceed the 2%/25% Rule, we will send our stockholders a written disclosure, together with an explanation of the factors the independent directors considered in arriving at the conclusion that the excess expenses were justified. However, at Paladin Advisors’ option, Paladin Advisors or its affiliate, as applicable, may defer receipt of any portion of the asset management fee or reimbursement of expenses and elect to receive such payments, without interest, in any subsequent fiscal year that Paladin Advisors designates. During the Expense Period ended December 31, 2009, our operating expenses, including expenses incurred on our behalf by Paladin Advisors and its affiliates did not exceed the 2%/25% Rule. In accordance with the advisory agreement, we recognize on a quarterly basis amounts not exceeding the 2%/25% Rule.

Ownership Interest

On November 26, 2003, Paladin Realty, an affiliate of Paladin Advisors, purchased 500 shares of common stock for an aggregate of $5,000 and was admitted as our initial stockholder. On October 31, 2003, we formed Paladin OP. On November 26, 2003, we and Paladin Advisors each made initial capital contributions to Paladin OP of $5,000. We used the proceeds from our sale of stock to Paladin Realty to make such capital contribution to Paladin OP.

On June 23, 2004, Paladin Advisors made an additional capital contribution to Paladin OP of $195,000, such that its aggregate capital contribution is $200,000. As of December 31, 2009, Paladin Advisors holds a 0.5% limited partnership interest, and Paladin REIT holds a 99.5% general partnership interest in Paladin OP.

Paladin Advisors’ ownership interest in Paladin OP entitles it to a subordinated participation interest in addition to its right to participate with other limited partners on a proportionate basis in distributions to limited partners. The subordinated participation interest entitles Paladin Advisors to receive a cash distribution under the three circumstances:

(1)	Subordinated Distribution of Net Sales Proceeds—Payable only if Paladin REIT is not listed on a national securities exchange and Paladin Advisors is serving as Paladin REIT’s advisor and equal to 10% of the remaining net proceeds from the sale of real properties or real estate related investments after Paladin Advisors has made distributions in an amount necessary to provide our stockholders with a return of the total capital raised from stockholders plus an annual 8% cumulative, non-compounded return on average invested capital;

(2)	Subordinated Distribution Upon Listing—Payable only if Paladin REIT is listed on a national securities exchange and equal to 10% of the amount by which (1) the market value of our outstanding common stock plus distributions made prior to listing, exceeds (2) the sum of the total amount of capital raised from stockholders and the total amount that, if distributed to them as of the date of listing, would have provided stockholders with an annual 8% cumulative, non-compounded return on average invested capital through the date of listing; and

(3)	Subordinated Distribution Upon Termination—Payable upon termination of Paladin Advisors as Paladin REIT’s advisor (other than for cause) only if Paladin REIT has not paid the Subordinated Distribution Upon Listing and equal to 10% of the amount by which (1) the appraised value of our assets on the termination date, less any indebtedness secured by such assets, plus total distributions made through termination date, exceeds (2) the sum of the total amount of capital raised from stockholders and the amount that, if distributed to them as of the termination, would have provided stockholders an annual 8% cumulative, non-compounded return on average invested capital through the termination date.

We have not paid any distributions to Paladin Advisors pursuant to their subordinated participation interest.

Dealer Manager

The dealer manager for our offering of common stock is Paladin Securities, a wholly owned subsidiary of

Paladin Advisors. Paladin Securities is a licensed broker-dealer registered with the Financial Industry Regulatory Authority, Inc., or FINRA.

As the dealer manager for the offering, Paladin Securities is entitled to certain dealer manager fees, selling commissions and reimbursements relating to the offering. Our dealer manager agreement with Paladin Securities provides for the following compensation:

•	Selling Commissions—6.0% of gross offering proceeds from the sale of our shares in the primary offering, all of which may be reallowed to participating broker-dealers.

•	Dealer Manager Fee—3.5% of gross offering proceeds from the sale of our shares in the primary offering, a portion of which may be reallowed to participating broker-dealers.

•	Expense Reimbursement—we will reimburse the dealer manager and participating broker-dealers for bona fide due diligence expenses, not to exceed 0.5% of gross offering proceeds from the primary offering. These due diligence expenses will not include legal fees or expenses or out-of-pocket expenses incurred in connection with soliciting broker-dealers to participate in this offering. We will also reimburse our dealer manager for legal fees and expenses, travel, food and lodging for employees of the dealer manager, sponsor training and education meetings, attendance fees and expense reimbursements for broker-dealer sponsored conferences, attendance fees and expenses for industry sponsored training and education meetings, subject to the limitations included in our dealer manager agreement.

Borrowing Policies

We may not borrow money from any of our directors or from Paladin Advisors and its affiliates unless such loan is approved by a majority of our directors, including a majority of the independent directors, not otherwise interested in the transaction, as fair, competitive and commercially reasonable and no less favorable to us than comparable loans between unaffiliated parties under the same circumstances. As of April 21, 2010, there were no loans outstanding to affiliates.

POLICIES REGARDING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In order to reduce or eliminate certain potential conflicts of interest, our charter and our advisory agreement contain restrictions and conflict resolution procedures relating to transactions we enter into with Paladin Advisors, our directors or their respective affiliates. The types of transactions covered by these policies are described in detail in our prospectus dated July 28, 2008, as amended, under the heading “Conflicts of Interest—Certain Conflict Resolution Restrictions and Procedures.” Each of the restrictions and procedures that applies to transactions with Paladin Advisors and its affiliates will also apply to any transaction with any entity or real estate program controlled by Paladin Advisors and its affiliates. Under the restrictions, these transactions must be approved by a majority of our directors, including a majority of our independent directors, not otherwise interested in such transaction.

We have also adopted a Code of Business Conduct & Ethics that applies to each of our officers and directors and each of the officers, managers, principals and real estate professionals of Paladin Realty and Paladin Advisors, whom we refer to as covered persons. The Code of Business Conduct & Ethics sets forth certain conflicts of interest policies that limit and govern certain matters among us, the covered persons, Paladin Realty, Paladin Advisors and their affiliates. A copy of the Code of Business Conduct & Ethics is available on our website at www.paladinREIT.com. Any amendments or waivers of the Code of Business Conduct & Ethics will be posted on our website within the time period required by the SEC. A waiver of the “Conflicts of Interest—Standards of Business Conduct” provisions of the Code of Business Conduct & Ethics requires approval by a majority of the independent directors of our board of directors that are not otherwise interested in the transaction with respect to real property transactions, issuance of preferred stock and certain investment opportunities. A waiver of any other provision of the Code of Business Conduct & Ethics requires approval by a majority of the members of our Audit Committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC reports of ownership and changes in ownership on Forms 3, 4 and 5. Officers, directors and greater than 10% beneficial owners are required by the SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely upon our review of the copies of such forms that we received, and written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that during the fiscal year ended December 31, 2009 all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

ADDITIONAL INFORMATION

Stockholder Proposals

To be considered for inclusion in the proxy statement for our 2011 Annual Meeting, stockholder proposals must be submitted in writing by December 31, 2010. All written proposals should be submitted to Michael B. Lenard, 10880 Wilshire Boulevard, Suite 1400, Los Angeles, California 90024.

In addition, nominations by stockholders of candidates for director and proposals by stockholders (whether or not submitted pursuant to the Exchange Act Rule 14a-8 process) must be submitted in accordance with our bylaws. Our bylaws currently provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at an annual meeting, written notice (including certain specified information) generally must be delivered to our secretary, at our principal executive office, not less than 90 nor more than 120 days prior to the first anniversary of the date of mailing of the notice of the preceding year’s annual meeting. Accordingly, under our current bylaws, a stockholder nomination or proposal intended to be considered at our 2011 Annual Meeting must be received by our secretary after December 31, 2010 and prior to January 30, 2011. Our secretary will provide a copy of our bylaws upon written request and without charge.

Stockholder Communications with our Board of Directors

Our board of directors has adopted a formal process by which stockholders may communicate with our board. Stockholders who wish to communicate with our board of directors may do so by sending written communications addressed to Michael B. Lenard, Attention: Board of Directors, 10880 Wilshire Boulevard, Suite 1400, Los Angeles, California 90024.

Solicitation by Board; Expenses of Solicitation

This proxy is solicited on behalf of the board of directors of the Company. Our directors, officers and employees of our advisor may solicit proxies by telephone or in person, without additional compensation. We will pay for the expense of soliciting proxies, including the fees and expenses of brokers and other nominees who forward proxies and proxy materials to our stockholders so they can vote their shares. We have retained Morrow & Co., Inc. to aid in the solicitation of proxies. We will pay Morrow & Co., Inc. fees and expenses of approximately $20,000 relating to the proxy solicitation.

Availability of Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K for the year ended December 31, 2009, which contains audited financial statements and footnote disclosures as filed with the SEC (but not including documents incorporated by reference), is being mailed to each stockholder of record together with this proxy statement. The 2009 Annual Report on Form 10-K is not a part of our soliciting materials.

ANY STOCKHOLDER WHO DID NOT RECEIVE A COPY OF OUR MOST RECENT ANNUAL REPORT ON FORM 10-K OR WOULD LIKE ADDITIONAL COPIES, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SEC, SHALL BE FURNISHED A COPY WITHOUT CHARGE UPON WRITTEN REQUEST TO: PALADIN REALTY INCOME PROPERTIES, INC., ATTENTION: INVESTOR RELATIONS, 10880 WILSHIRE BOULEVARD, SUITE 1400, LOS ANGELES, CALIFORNIA 90024, BY CALLING 866-PAL-REIT OR BY VISITING OUR WEBSITE AT WWW.PALADINREIT.COM.

Householding

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have received 60 days prior notice from us or their broker and have the same last name and address will receive only one copy of our annual reports, proxy statements and other stockholder communications, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees as well as the volume of duplicate information received at your household.

Each stockholder will continue to receive a separate proxy card or voting instruction card. Also, householding will not in any way affect distribution check mailings.

Once you have received notice from us or your broker, householding will continue until you are notified otherwise or until you revoke your consent.

If you do not wish to participate in householding and prefer to receive separate copies of annual reports, proxy statements and other stockholder communications, you may notify us in writing at any time at the following address: 10880 Wilshire Boulevard, Suite 1400, Los Angeles, California 90024, Attention: Whitney A. Greaves, Chief Executive Officer and President. The revocation of your consent to householding will be effective 30 days following its receipt.

We will deliver promptly, upon written request to the address above, a separate copy of the annual report or proxy statement, as applicable, to a stockholder at a shared address to which a single copy of the documents was previously delivered.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

PALADIN REALTY INCOME PROPERTIES, INC.

The undersigned hereby appoints Whitney A. Greaves and William K. Dunbar, and each of them, as proxies with full power of substitution, for and in the name of the undersigned, to attend the 2010 Annual Stockholders Meeting of Paladin Realty Income Properties, Inc., a Maryland corporation (the “Company”), to be held at 10880 Wilshire Boulevard, Los Angeles, California, on Friday, June 18, 2010 at 10:00 a.m. local time, or any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the 2010 Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the nominees for director. The votes entitled to be cast by the undersigned will be cast in the proxy holder’s discretion upon other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof. The proxies cannot vote your shares unless you sign, date and return this proxy card or vote by telephone or via the Internet.

(Continued and to be dated and signed on reverse side)

SEE REVERSE SIDE

TO VOTE BY MAIL, PLEASE DETACH HERE

Admission Card

You should bring this Admission Card to the 2010 Annual Stockholders Meeting to be admitted. Only the stockholder whose name appears on this card will be admitted. Registration will begin at 9:00 A.M.

PALADIN REALTY INCOME PROPERTIES, INC.

2010 ANNUAL STOCKHOLDERS MEETING

FRIDAY, JUNE 18, 2010, 10:00 A.M. LOCAL TIME

10880 WILSHIRE BOULEVARD, SUITE 1400

LOS ANGELES, CALIFORNIA 90024

Using the internet or telephone, you can vote anytime, 24 hours a day.

1.	Vote by Internet: www.proxyvoting.com/prip: Follow the on-screen instructions provided.

2.	Vote by Telephone: Call toll-free (800) 213-6370 on a touch tone telephone and follow the instructions.

3.	Vote by Mail: Sign and date Proxy Card and return it promptly in the enclosed prepaid envelope.

See detailed instructions on the reverse side of this form.

If voting by mail, please detach and return Proxy Card; retain Admission Card

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1

1.	Election of directors as more particularly described in the Proxy Statement.

☐ FOR all nominees listed below	☐	WITHHOLD AUTHORITY to vote for all nominees listed below	☐	*EXCEPTIONS

Nominees:
(1) James R. Worms		(2) Michael B. Lenard		(3) John A. Gerson
(4) Harold H. Greene		(5) Harvey Lenkin		(6) Michael L. Meyer
(7) Christopher H. Volk

(INSTRUCTIONS: To withhold authority to vote for any individual nominee mark the “EXCEPTIONS” box and write that nominee’s name in the space provided below.)

*EXCEPTIONS:

2.	To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

Date: , 2010

Signature

Signature (if held jointly)

Please sign EXACTLY as your name(s) appears hereon. If shares are held jointly, each holder should sign. When signing as administrator, attorney, executor, guardian or trustee, please give your full title. If the stockholder is a corporation or partnership, please sign the full corporate or partnership name by a duly authorized person.

TO VOTE BY MAIL, PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED PREPAID ENVELOPE.

To save time, cost and paper, we encourage internet or telephone voting.

If you authorize a proxy by internet or telephone, the named proxies will be authorized to vote your shares in the same manner as if you completed, signed and returned your Proxy Card.

Vote by Internet: www.proxyvoting.com/prip

You will be asked to enter the CONTROL NUMBER located in the box in the lower right of this form. Follow the on-screen instructions provided there.

Vote by Telephone: (800) 213-6370

You will be asked to enter the CONTROL NUMBER located in the box in the lower right of this form. Follow the instructions.

If you vote by telephone or internet, please do not mail the proxy card.

Control Number for Internet or Telephone Voting